EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UVENTUS TECHNOLOGIES CORP. (the "Company") on Form 10-Q for the period ended May 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Pak, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Richard Pak
                                          --------------------------------------
Date: July 14, 2009                       Richard Pak
                                          Chief Financial Officer